UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3694

                       Oppenheimer Gold & Special Minerals Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

            Date of fiscal year end:  June 30
                                      -------

            Date of reporting period: July 1, 2003 - June 30, 2004



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JUNE 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Over the 12-month period ended June 30, 2004, the Fund delivered positive returns. The Fund's performance was driven primarily by the price of gold, which rose throughout the first half of the period, but gave up the majority of those gains during the second half. Over 90% of the Fund's assets were allocated to gold-related stocks, with the remainder invested in other metal mining concerns and cash.

      Throughout the reporting period, we generally maintained the Fund's focus on large, mature companies with strong balance sheets, relatively low operational costs and highly liquid shares, such as Newmont Mining Corp. and Placer Dome, Inc. As gold prices rose during the first half of the period, we also added to the Fund's holdings among small-to-intermediate gold exploration and production companies with experienced management, good reserves and solid financial resources. Some of our holdings climbed sharply in value on the strength of successful exploration activity in various parts of the world. We generally trimmed holdings in such companies in late 2003 when stock valuations began to level, retaining positions in only a small number of intermediate producers, such as Glamis Gold Ltd., that we believed offered above-average potential for continued growth.

      As gold and other special mineral prices leveled in 2004, we began to convert some of the Fund's assets into cash. By the end of the period, our cash position stood at approximately 5% of assets, an unusually high level for the Fund. This cash position reflects our recognition of the increasing risks that accompany recent commodity price increases, and the uncertainties implicit in today's political and economic environment. We believe that if industrial growth continues, it will likely be accompanied by possible inflationary pressures and geopolitical risks. While gold and other precious metals may offer a strong hedge against the negative forces in this equation, industrial metals are likely to benefit from demand generated by increasing economic growth. Accordingly, we remain watchful for developments that might lead us to reallocate the Fund's assets among our various areas of investment.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 2004. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of the classes on November 1, 1995. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's performance


                  8 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchange of 20 countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  9 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Gold & Special Minerals Fund (Class A)
   Morgan Stanley Capital International (MSCI) World Index


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                    Morgan Stanley
                                Value of     Capital International
                              Investment                    (MSCI)
Date                             In Fund               World Index
------------------------------------------------------------------
06/30/1994                         9,425                    10,000
09/30/1994                        10,745                    10,227
12/31/1994                         9,517                    10,164
03/31/1995                         9,181                    10,653
06/30/1995                         9,616                    11,122
09/30/1995                         9,873                    11,757
12/31/1995                         9,373                    12,331
03/31/1996                        10,670                    12,848
06/30/1996                        10,140                    13,235
09/30/1996                        10,047                    13,427
12/31/1996                         9,945                    14,057
03/31/1997                         9,601                    14,112
06/30/1997                         9,105                    16,253
09/30/1997                         9,263                    16,734
12/31/1997                         6,771                    16,338
03/31/1998                         7,499                    18,695
06/30/1998                         6,352                    19,091
09/30/1998                         6,763                    16,819
12/31/1998                         6,683                    20,389
03/31/1999                         6,596                    21,134
06/30/1999                         7,117                    22,161
09/30/1999                         8,439                    21,850
12/31/1999                         7,712                    25,555
03/31/2000                         6,592                    25,836
06/30/2000                         6,488                    24,938
09/30/2000                         6,186                    23,703
12/31/2000                         6,547                    22,254
03/31/2001                         6,350                    19,411
06/30/2001                         7,501                    19,950
09/30/2001                         7,417                    17,096
12/31/2001                         7,839                    18,577
03/31/2002                        10,134                    18,693
06/30/2002                        10,618                    16,979
09/30/2002                        10,150                    13,872
12/31/2002                        11,169                    14,947
03/31/2003                         9,594                    14,208
06/30/2003                        11,080                    16,659
09/30/2003                        13,973                    17,482
12/31/2003                        17,831                    19,994
03/31/2004                        16,961                    20,537
06/30/2004                        14,396                    20,751

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 6/30/04

1-Year                     5-Year                10-Year       Inception Date
------                     ------                -------       --------------
22.45%                     13.78%                 3.71%           7/19/83


                  10 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Gold & Special Minerals Fund (Class B)
   Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                    Morgan Stanley
                                Value of     Capital International
                              Investment                    (MSCI)
Date                             In Fund               World Index
------------------------------------------------------------------
11/01/1995                        10,000                    10,000
12/31/1995                        10,615                    10,654
03/31/1996                        12,049                    11,100
06/30/1996                        11,425                    11,434
09/30/1996                        11,296                    11,600
12/31/1996                        11,158                    12,145
03/31/1997                        10,753                    12,193
06/30/1997                        10,170                    14,042
09/30/1997                        10,332                    14,457
12/31/1997                         7,547                    14,115
03/31/1998                         8,340                    16,152
06/30/1998                         7,045                    16,495
09/30/1998                         7,490                    14,531
12/31/1998                         7,377                    17,615
03/31/1999                         7,271                    18,259
06/30/1999                         7,830                    19,146
09/30/1999                         9,271                    18,878
12/31/1999                         8,455                    22,079
03/31/2000                         7,208                    22,322
06/30/2000                         7,085                    21,546
09/30/2000                         6,740                    20,479
12/31/2000                         7,127                    19,227
03/31/2001                         6,893                    16,771
06/30/2001                         8,130                    17,236
09/30/2001                         8,030                    14,771
12/31/2001                         8,474                    16,050
03/31/2002                        10,955                    16,150
06/30/2002                        11,479                    14,670
09/30/2002                        10,973                    11,985
12/31/2002                        12,074                    12,914
03/31/2003                        10,372                    12,276
06/30/2003                        11,979                    14,393
09/30/2003                        15,106                    15,104
12/31/2003                        19,277                    17,274
03/31/2004                        18,337                    17,744
06/30/2004                        15,563                    17,929

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 6/30/04

1-Year        5-Year        Since Inception       Inception Date
------        ------        ---------------       ---------------
23.91%        14.02%             5.24%                11/1/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE "SINCE INCEPTION" RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 14 FOR FURTHER INFORMATION.


                  11 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Gold & Special Minerals Fund (Class C)
   Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                    Morgan Stanley
                                Value of     Capital International
                              Investment                    (MSCI)
Date                             In Fund               World Index
------------------------------------------------------------------
11/01/1995                        10,000                    10,000
12/31/1995                        10,615                    10,654
03/31/1996                        12,057                    11,100
06/30/1996                        11,441                    11,434
09/30/1996                        11,312                    11,600
12/31/1996                        11,174                    12,145
03/31/1997                        10,769                    12,193
06/30/1997                        10,194                    14,042
09/30/1997                        10,348                    14,457
12/31/1997                         7,555                    14,115
03/31/1998                         8,348                    16,152
06/30/1998                         7,061                    16,495
09/30/1998                         7,506                    14,531
12/31/1998                         7,401                    17,615
03/31/1999                         7,287                    18,259
06/30/1999                         7,846                    19,146
09/30/1999                         9,296                    18,878
12/31/1999                         8,478                    22,079
03/31/2000                         7,231                    22,322
06/30/2000                         7,107                    21,546
09/30/2000                         6,763                    20,479
12/31/2000                         7,140                    19,227
03/31/2001                         6,914                    16,771
06/30/2001                         8,153                    17,236
09/30/2001                         8,044                    14,771
12/31/2001                         8,482                    16,050
03/31/2002                        10,945                    16,150
06/30/2002                        11,452                    14,670
09/30/2002                        10,919                    11,985
12/31/2002                        12,000                    12,914
03/31/2003                        10,287                    12,276
06/30/2003                        11,868                    14,393
09/30/2003                        14,934                    15,104
12/31/2003                        19,023                    17,274
03/31/2004                        18,057                    17,744
06/30/2004                        15,298                    17,929

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 6/30/04

1-Year          5-Year        Since Inception       Inception Date
------          ------        ---------------       --------------
27.90%          14.29%            5.03%                 11/1/95


                  12 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
   Oppenheimer Gold & Special Minerals Fund (Class N)
   Morgan Stanley Capital International (MSCI) World Index

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                    Morgan Stanley
                                Value of     Capital International
                              Investment                    (MSCI)
Date                             In Fund               World Index
------------------------------------------------------------------
03/01/2001                        10,000                    10,000
03/31/2001                         9,199                     9,345
06/30/2001                        10,856                     9,604
09/30/2001                        10,724                     8,231
12/31/2001                        11,303                     8,944
03/31/2002                        14,626                     8,999
06/30/2002                        15,304                     8,174
09/30/2002                        14,626                     6,678
12/31/2002                        16,083                     7,196
03/31/2003                        13,810                     6,840
06/30/2003                        15,943                     8,020
09/30/2003                        20,080                     8,416
12/31/2003                        25,599                     9,625
03/31/2004                        24,339                     9,887
06/30/2004                        20,630                     9,990

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 6/30/04

1-Year         5-Year           Since Inception            Inception Date
------         ------           ---------------            --------------
28.40%          N/A               24.29%                    3/1/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. SEE PAGE 14 FOR FURTHER INFORMATION.


                  13 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS AND THE ENDING ACCOUNT VALUES IN THE GRAPHS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT www.oppenheimerfunds.com. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 7/19/83. The Fund's maximum sales charge for Class A shares was higher prior to 4/1/91, so actual performance may have been lower. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  14 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS June 30, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--95.7%
--------------------------------------------------------------------------------
FINANCIALS--0.5%
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
Gold Bullion Securities
Ltd. 1                                                    40,000   $   1,579,600
--------------------------------------------------------------------------------
INDUSTRIALS--0.3%
--------------------------------------------------------------------------------
MACHINERY--0.3%
Trans Hex Group Ltd.                                     320,100         984,170
--------------------------------------------------------------------------------
MATERIALS--94.9%
--------------------------------------------------------------------------------
CHEMICALS--1.0%
Shin-Etsu Chemical Co.                                    90,000       3,216,790
--------------------------------------------------------------------------------
METALS & MINING--93.9%
Aber Diamond Corp. 1                                      85,300       2,522,577
--------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd. 2                                360,900       4,767,489
--------------------------------------------------------------------------------
Alcan, Inc. 2                                            118,400       4,901,760
--------------------------------------------------------------------------------
Alcoa, Inc. 2                                            133,700       4,416,111
--------------------------------------------------------------------------------
Aluminum Corp. of
China Ltd.                                             6,000,000       3,211,621
--------------------------------------------------------------------------------
Anglo American
Platinum Corp. Ltd. 1                                     28,673         526,174
--------------------------------------------------------------------------------
Anglo American
Platinum Corp. Ltd.                                      155,626       5,887,096
--------------------------------------------------------------------------------
AngloGold Ashanti
Ltd., Sponsored ADR 2                                    451,293      14,513,583
--------------------------------------------------------------------------------
Antofagasta plc                                          308,800       5,266,882
--------------------------------------------------------------------------------
Barrick Gold Corp. 2                                     771,900      15,245,025
--------------------------------------------------------------------------------
Bema Gold Corp. 1                                      1,000,000       2,720,000
--------------------------------------------------------------------------------
Celtic Resources
Holdings plc 1                                           400,000       2,901,600
--------------------------------------------------------------------------------
Coeur d'Alene
Mines Corp. 1                                            395,500       1,613,640
--------------------------------------------------------------------------------
Companhia de Minas
Buenaventura SA,
Sponsored ADR,
B Shares                                                 680,000      15,028,000
--------------------------------------------------------------------------------
Companhia Vale
do Rio Doce,
Sponsored ADR                                            216,000       8,445,600
--------------------------------------------------------------------------------
Dowa Mining Co. Ltd.                                     600,000       3,557,714
--------------------------------------------------------------------------------
Durban Roodeport
Deep Ltd.,
Sponsored ADR 1                                        1,200,000       3,048,000


                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING CONTINUED
Eldorado Gold
Corp. Ltd. 1                                           1,880,600      $4,867,188
--------------------------------------------------------------------------------
First Quantum
Minerals Ltd. 1                                          913,800       9,644,057
--------------------------------------------------------------------------------
Freeport-McMoRan
Copper & Gold, Inc.,
Cl. B 2                                                  420,000      13,923,000
--------------------------------------------------------------------------------
Fujian Zijin Mining
Industry Co. Ltd.                                     11,600,000       3,941,127
--------------------------------------------------------------------------------
Glamis Gold Ltd. 1,2                                   1,014,200      17,778,926
--------------------------------------------------------------------------------
Gold Fields Ltd.,
Sponsored ADR                                            650,000       6,831,500
--------------------------------------------------------------------------------
Goldcorp, Inc.                                            10,000         116,700
--------------------------------------------------------------------------------
Golden Star
Resources Ltd. 1,2                                     1,852,800       8,596,992
--------------------------------------------------------------------------------
Guinor Gold Corp. 1                                    1,990,899       1,574,009
--------------------------------------------------------------------------------
Harmony Gold
Mining Co. Ltd.                                          270,000       2,835,929
--------------------------------------------------------------------------------
Harmony Gold
Mining Co. Ltd.,
Sponsored ADR 2                                          262,000       2,774,580
--------------------------------------------------------------------------------
Hecla Mining Co. 1                                       100,000         570,000
--------------------------------------------------------------------------------
Impala Platinum
Holdings Ltd.                                            103,800       7,869,902
--------------------------------------------------------------------------------
Ivanhoe Mines Ltd. 1                                   1,442,200       7,744,800
--------------------------------------------------------------------------------
Kinross Gold Corp. 1                                     645,290       3,587,812
--------------------------------------------------------------------------------
Kinross Gold Corp. 1                                     500,000       2,767,108
--------------------------------------------------------------------------------
LionOre Mining
International Ltd. 1                                   1,447,000       6,518,650
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                    333,900       4,298,426
--------------------------------------------------------------------------------
Newcrest Mining Ltd.                                   1,708,997      16,404,916
--------------------------------------------------------------------------------
Newmont Mining
Corp. (Holding Co.) 2                                    484,005      18,760,034
--------------------------------------------------------------------------------
Northgate
Exploration Ltd. 1                                     3,800,000       5,895,208
--------------------------------------------------------------------------------
Peabody Energy Corp. 2                                    65,100       3,644,949
--------------------------------------------------------------------------------
Placer Dome, Inc. 2                                    1,157,300      19,257,472
--------------------------------------------------------------------------------
Randgold Resources
Ltd., ADR 1,2                                          1,345,600      11,868,192
--------------------------------------------------------------------------------
Rio Tinto plc 2                                          172,860       4,156,765


                  15 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                          SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Royal Gold, Inc. 2                                       630,000   $   8,927,100
--------------------------------------------------------------------------------
Southwestern
Resources Corp. 1                                        180,000       1,919,819
                                                                   -------------
                                                                     295,648,033
                                                                   -------------
Total Common Stocks
(Cost $278,313,275)                                                  301,428,593

                                                          UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
--------------------------------------------------------------------------------
Eldorado Gold Corp.
Wts., Exp. 8/25/04 1                                    240,000           8,950
--------------------------------------------------------------------------------
Goldcorp, Inc. Wts.,
Exp. 4/30/07 1,3                                          7,500          42,375
--------------------------------------------------------------------------------
Nevsun Resources Ltd.
Wts., Exp. 12/19/08 1                                    70,000          76,300
--------------------------------------------------------------------------------
Rio Narcea Gold Mines
Ltd. Wts., Exp 9/11/08 1                                132,500          66,213
--------------------------------------------------------------------------------
Wheaton River
Minerals Ltd. Wts.:
Exp. 5/30/07 1                                          125,000         194,854
Exp. 8/25/08 1                                          150,000         166,698
                                                                        --------
Total Rights, Warrants
and Certificates
(Cost $213,334)                                                         555,390

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--4.8%
--------------------------------------------------------------------------------
Undivided interest of 2.29% in joint
repurchase agreement (Principal
Amount/Value $657,803,000, with
a maturity value of $657,828,399)
with UBS Warburg LLC, 1.39%, dated
6/30/04, to be repurchased at
$15,037,581 on 7/1/04, collateralized
by Federal National Mortgage Assn.,
4.50%--6%, 2/1/19--3/1/34, with
a value of $672,658,066
(Cost $15,037,000)                                 $ 15,037,000   $  15,037,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $293,563,609)                                       100.7%    317,020,983
--------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                               (0.7)     (2,232,473)
                                                   -----------------------------
NET ASSETS                                                100.0%  $ 314,788,510
                                                   =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                              CONTRACTS   EXPIRATION   EXERCISE       PREMIUM         VALUE
                                        SUBJECT TO CALL        DATES      PRICE      RECEIVED    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                             500     11/22/04    $ 15.00   $    34,498   $    27,500
Alcan, Inc.                                         500      9/20/04      40.00        98,495       135,000
Alcoa, Inc.                                         500      1/24/05      35.00        78,496        90,000
AngloGold Ashanti Ltd., Sponsored ADR               500      1/24/05      40.00        49,278        47,500
AngloGold Ashanti Ltd., Sponsored ADR               400      7/19/04      35.00        58,797         8,000
Barrick Gold Corp.                                1,000     10/18/04      22.50        60,257        50,000
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                         500      1/24/05      40.00        67,247        77,500
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                         500     11/22/04      35.00       130,995       112,500
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                         500     11/22/04      40.00        53,147        55,000
Glamis Gold Ltd.                                  1,200     11/22/04      20.00        79,074       108,000


                  16 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

                                              CONTRACTS   EXPIRATION   EXERCISE       PREMIUM         VALUE
                                        SUBJECT TO CALL        DATES      PRICE      RECEIVED    SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
Golden Star Resources Ltd.                        1,500     11/22/04    $  5.00   $    97,295   $    82,500
Golden Star Resources Ltd.                          500      7/19/04       5.00        17,249         5,000
Harmony Gold Mining Co. Ltd.,
Sponsored ADR                                       100      8/23/04      15.00         2,450           500
Harmony Gold Mining Co. Ltd.,
Sponsored ADR                                     1,200      8/23/04      12.50        72,545        18,000
Newmont Mining Corp. (Holding Co.)                  500      1/24/05      45.00        83,556        80,000
Newmont Mining Corp. (Holding Co.)                1,000     12/20/04      45.00       129,744       130,000
Newmont Mining Corp. (Holding Co.)                  500      9/20/04      45.00        46,998        25,000
Newmont Mining Corp. (Holding Co.)                  500      9/20/04      42.50        60,997        47,500
Peabody Energy Corp.                                500      7/19/04      50.00       100,995       290,000
Placer Dome, Inc.                                 2,000     12/20/04      20.00        88,051       120,000
Randgold Resources Ltd., ADR                      1,500     12/20/04      11.25        65,322        45,000
Royal Gold, Inc.                                  1,500      1/24/05      17.50        80,781       105,000
                                                                                  -------------------------
                                                                                    1,556,267     1,659,500
                                                                                  -------------------------

                                              CONTRACTS
                                         SUBJECT TO PUT
-----------------------------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd.                             500      2/21/05      12.50        55,997        52,500
Alcoa, Inc.                                         500      1/24/05      27.50        52,247        40,000
AngloGold Ashanti Ltd., Sponsored
ADR                                                 500      1/24/05      25.00        44,498        40,000
AngloGold Ashanti Ltd., Sponsored
ADR                                                 500     10/18/04      25.00        34,498        17,500
Bema Gold Corp.                                   1,500     10/18/04       2.50        45,998        37,500
Coeur d'Alene Mines Corp.                           500      7/19/04       5.00        53,497        50,000
Coeur d'Alene Mines Corp.                         1,000      9/20/04       5.00        86,496       115,000
Companhia Vale do Rio Doce,
Sponsored ADR                                       500      9/20/04      40.00        83,496        30,000
Freeport-McMoRan Copper & Gold,
Inc., Cl. B                                       1,000     11/22/04      25.00        97,570        65,000
Glamis Gold Ltd.                                    500     11/22/04      12.50        26,999        10,000
Glamis Gold Ltd.                                    400      8/23/04      12.50        33,650            --
Gold Fields Ltd.,
Sponsored ADR                                     1,000     10/18/04      10.00        74,423        80,000
Gold Fields Ltd.,
Sponsored ADR                                       300      7/19/04      10.00        23,199         3,000
Goldcorp, Inc.                                      500      1/24/05      10.00        41,998        30,000
Goldcorp, Inc.                                    1,000     10/18/04      10.00        60,247        40,000
Iamgold Corp.                                     1,000     12/20/04       5.00        38,998        35,000
Ivanhoe Mines Ltd.                                  500     12/20/04       5.00        35,698        35,000
Meridian Gold, Inc.                               1,000     10/18/04      10.00        33,998        10,000
Meridian Gold, Inc.                                 500      7/19/04      10.00        25,749            --
Peabody Energy Corp.                                500      9/20/04      45.00        50,998        15,000
Phelps Dodge Corp.                                  400      7/19/04      60.00        46,798            --
Placer Dome, Inc.                                   500      1/24/05      10.00         8,250            --
Placer Dome, Inc.                                   500      1/24/05      12.50        15,749        17,500
Rio Tinto plc                                       400     10/18/04      85.00        84,795        54,000
Stillwater Mining Co.                               500     10/18/04      12.50        48,698        37,500
                                                                                  -------------------------
                                                                                    1,204,544       814,500
                                                                                  -------------------------
                                                                                  $ 2,760,811   $ 2,474,000
                                                                                  =========================

3. Identifies issues considered to be illiquid. See Note 7 of Notes to Financial Statements.


                  17 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS           VALUE   PERCENT
---------------------------------------------
Canada                $ 125,279,408     39.5%
United States            78,760,026     24.8
South Africa             45,270,934     14.3
Australia                16,404,916      5.2
Peru                     15,028,000      4.7
United Kingdom           11,003,247      3.5
Brazil                    8,445,600      2.7
Hong Kong                 7,152,748      2.3
Japan                     6,774,504      2.1
Ireland                   2,901,600      0.9
                      -----------------------
Total                 $ 317,020,983    100.0%
                      =======================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  18 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $293,563,609)--see accompanying statement of investments   $ 317,020,983
-----------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $103,070)                                                     103,545
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                           836,283
Investments sold                                                                             341,366
Interest and dividends                                                                        73,069
Other                                                                                          7,995
                                                                                       --------------
Total assets                                                                             318,383,241

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Bank overdraft                                                                               238,715
-----------------------------------------------------------------------------------------------------
Options written, at value (premiums received $2,760,811)
--see accompanying statement of investments                                                2,474,000
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                       505,342
Distribution and service plan fees                                                           187,268
Transfer and shareholder servicing agent fees                                                 60,022
Shareholder communications                                                                    55,424
Trustees' compensation                                                                        25,880
Other                                                                                         48,080
                                                                                       --------------
Total liabilities                                                                          3,594,731

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 314,788,510
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                                        $ 273,363,276
-----------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                             (134,806)
-----------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions            17,814,272
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                         23,745,768
                                                                                       --------------
NET ASSETS                                                                             $ 314,788,510
                                                                                       ==============


                  19 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF ASSETS AND LIABILITIES Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $206,696,266 and
12,236,418 shares of beneficial interest outstanding)                                      $ 16.89
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                            $ 17.92
--------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $56,501,562 and 3,428,299 shares of
beneficial interest outstanding)                                                           $ 16.48
--------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $47,810,170 and 2,902,406 shares of
beneficial interest outstanding)                                                           $ 16.47
--------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share (based on net
assets of $3,780,512 and 226,469 shares of beneficial interest outstanding)                $ 16.69

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  20 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $147,780)           $  2,572,499
--------------------------------------------------------------------------------
Interest                                                                 77,625
                                                                   ------------
Total investment income                                               2,650,124

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                       2,224,239
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                 458,734
Class B                                                                 576,308
Class C                                                                 441,177
Class N                                                                  14,256
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                 446,628
Class B                                                                 136,497
Class C                                                                  85,390
Class N                                                                   8,055
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                  68,409
Class B                                                                  23,803
Class C                                                                  10,618
Class N                                                                   1,616
--------------------------------------------------------------------------------
Custodian fees and expenses                                              25,325
--------------------------------------------------------------------------------
Trustees' compensation                                                   12,261
--------------------------------------------------------------------------------
Other                                                                    97,238
                                                                   -------------
Total expenses                                                        4,630,554
Less reduction to custodian expenses                                       (668)
Less payments and waivers of expenses                                    (6,369)
                                                                   -------------
Net expenses                                                          4,623,517

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (1,973,393)


                  21 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENT OF OPERATIONS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on:
Investments (including premiums on options exercised)              $ 41,713,289
Closing and expiration of option contracts written                      271,594
Foreign currency transactions                                         6,619,638
                                                                   -------------
Net realized gain                                                    48,604,521
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                           7,512,348
Translation of assets and liabilities denominated in foreign
currencies                                                           (2,726,770)
Option contracts                                                        214,212
                                                                   -------------
Net change in unrealized appreciation                                 4,999,790

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 51,630,918
                                                                   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  22 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                                                    2004             2003
--------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                   $ (1,973,393)    $     409,122
--------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 48,604,521       15,040,611
--------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                              4,999,790      (10,602,513)
                                                                               -------------------------------
Net increase in net assets resulting from operations                              51,630,918        4,847,220

--------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                           (7,773,469)      (1,502,583)
Class B                                                                           (2,018,639)        (183,324)
Class C                                                                           (1,584,832)        (107,362)
Class N                                                                             (111,401)          (7,661)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                           (4,608,810)              --
Class B                                                                           (1,416,397)              --
Class C                                                                           (1,068,266)              --
Class N                                                                              (67,330)              --

--------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Class A                                                                           54,822,865       11,194,743
Class B                                                                            7,547,612        4,444,731
Class C                                                                           17,117,407        7,990,546
Class N                                                                            2,392,497        1,215,483

--------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------
Total increase                                                                   114,862,155       27,891,793
--------------------------------------------------------------------------------------------------------------
Beginning of period                                                              199,926,355      172,034,562
                                                                               -------------------------------
End of period (including accumulated net investment loss
of $134,806 and $3,911,504, respectively)                                      $ 314,788,510    $ 199,926,355
                                                                               ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  23 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A   YEAR ENDED JUNE 30,                    2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    13.79       $   13.37    $       9.91       $    8.80      $     9.85
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                     (.07) 1          .07             .19             .14             .06
Net realized and unrealized gain (loss)          4.37  1          .50            3.74            1.20            (.91)
                                           -----------------------------------------------------------------------------
Total from investment operations                 4.30             .57            3.93            1.34            (.85)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.75)           (.15)           (.47)           (.23)           (.20)
Distributions from net realized gain             (.45)             --              --              --              --
                                           -----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.20)           (.15)           (.47)           (.23)           (.20)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $    16.89       $   13.79    $      13.37       $    9.91       $    8.80
                                           =============================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2              29.93%         4.35% 3          41.56%          15.60%          (8.83)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $  206,696       $ 131,183       $ 117,794       $  57,294       $  61,298
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $  195,859       $ 128,266       $  76,482       $  54,347       $  72,512
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                    (0.40)%          0.46%           0.34%           1.82%           0.66%
Total expenses                                   1.27% 5,6       1.40% 5         1.45% 5,6       1.34% 5         1.41% 5
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           108%            134%             60%             25%             36%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.28%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  24 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS B    YEAR ENDED JUNE 30,                   2004            2003            2002            2001            2000
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   13.50       $   13.10       $    9.73       $    8.63       $    9.67
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                     (.21) 1         (.01)            .16             .09             .01
Net realized and unrealized gain (loss)          4.28 1           .47            3.62            1.16            (.92)
                                            ----------------------------------------------------------------------------
Total from investment operations                 4.07             .46            3.78            1.25            (.91)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.64)           (.06)           (.41)           (.15)           (.13)
Distributions from net realized gain             (.45)             --              --              --              --
                                            ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (1.09)           (.06)           (.41)           (.15)           (.13)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $   16.48       $   13.50       $   13.10       $    9.73       $    8.63
                                            ============================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2              28.91%           3.57% 3        40.46%          14.76           (9.52)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  56,502       $  41,426       $  36,585       $  16,990       $  15,907
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $  57,639       $  38,243       $  23,133       $  14,554       $  16,624
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                    (1.19)%         (0.34)%         (0.51)%          0.98%          (0.17)%
Total expenses                                   2.06% 5,6       2.18% 5         2.22% 5,6       2.11% 5         2.19% 5
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           108%            134%             60%             25%             36%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.50%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  25 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED JUNE 30,                        2004            2003            2002            2001            2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period             $   13.51       $   13.11       $    9.74       $    8.66       $    9.69
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                          (.20) 1          .09             .15             .13             .01
Net realized and unrealized gain (loss)               4.27 1           .38            3.63            1.12            (.91)
                                                 ----------------------------------------------------------------------------
Total from investment operations                      4.07             .47            3.78            1.25            (.90)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.66)           (.07)           (.41)           (.17)           (.13)
Distributions from net realized gain                  (.45)             --              --              --              --
                                                 ----------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (1.11)           (.07)           (.41)           (.17)           (.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   16.47       $   13.51       $   13.11       $    9.74       $    8.66
                                                 ============================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                   28.90%           3.63% 3        40.46%          14.71%          (9.42)%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

Net assets, end of period (in thousands)         $  47,810       $  25,899       $  17,526       $   8,344       $   6,279
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  44,168       $  21,672       $  11,090       $   6,714       $   6,579
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                         (1.11)%         (0.26)%         (0.38)%          1.01%          (0.13)%
Total expenses                                        1.99% 5,6       2.13% 5          2.22% 5,6      2.11% 5         2.19% 5
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                108%            134%             60%             25%             36%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 3.56%.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  26 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CLASS N   YEAR ENDED JUNE 30,                      2004            2003            2002          2001 1
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $    13.68       $   13.31        $   9.89        $   9.11
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                       (.13) 2          .01             .47            (.06)
Net realized and unrealized gain                   4.33 2           .53            3.40             .84
                                             ------------------------------------------------------------
Total from investment operations                   4.20             .54            3.87             .78
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income               (.74)           (.17)           (.45)             --
Distributions from net realized gain               (.45)             --              --              --
                                             ------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (1.19)           (.17)           (.45)             --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $    16.69       $   13.68       $   13.31       $    9.89
                                             ============================================================

---------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                29.40%           4.17% 4        40.97%           8.56%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $    3,781       $   1,419       $     130       $       1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $    2,857       $     775       $      34       $       1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                      (0.71)%          0.13%           1.87%          (2.09)%
Total expenses                                     1.62%           1.80%           1.69%           1.11%
Expenses after payments and waivers and
reduction to custodian expenses                     N/A 6,7        1.69%            N/A 6,7         N/A 6
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             108%            134%             60%             25%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. For the year ended June 30, 2003, 0% of the Fund's total return consists of a voluntary reimbursement by the Manager for a realized loss on investments not meeting the Fund's investment restrictions, and another 0.07% consists of a gain on investments not meeting the Fund's investment restrictions. Excluding these items, the total return would have been 4.10%.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  27 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).


                  28 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


                  29 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                          NET UNREALIZED
                                                                            APPRECIATION
                                                                        BASED ON COST OF
                                                                          SECURITIES AND
            UNDISTRIBUTED    UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
            NET INVESTMENT       LONG-TERM                     LOSS   FOR FEDERAL INCOME
            INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
            ----------------------------------------------------------------------------
            $ 24,604,195         $ 856,058              $ 6,665,960         $ 22,654,643

1. The Fund had $291,370 of post-October foreign currency losses which were deferred.

2. The Fund had $6,268,089 of post-October passive foreign investment company losses which were deferred.

3. The Fund had $106,501 of straddle losses which were deferred.

4. During the fiscal year ended June 30, 2004, the Fund did not utilize any capital loss carryforward.

5. During the fiscal year ended June 30, 2003, the Fund utilized $11,403,409 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                       REDUCTION TO
                                    REDUCTION TO    ACCUMULATED NET
               INCREASE TO       ACCUMULATED NET      REALIZED GAIN
               PAID-IN CAPITAL   INVESTMENT LOSS   ON INVESTMENTS 6
               ----------------------------------------------------
               $ 6,853,038          $ 17,238,432       $ 24,091,470

6. $6,407,819, including $260,014 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended June 30, 2004 and June 30, 2003 was as follows:

                                             YEAR ENDED      YEAR ENDED
                                          JUNE 30, 2004   JUNE 30, 2003
               --------------------------------------------------------
               Distributions paid from:
               Ordinary income             $ 11,488,341     $ 1,800,930
               Long-term capital gain         7,160,803              --
                                           ----------------------------
               Total                       $ 18,649,144     $ 1,800,930
                                           ============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                  30 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

             Federal tax cost of securities          $ 294,654,734
             Federal tax cost of other investments       2,576,897
                                                     -------------
             Total federal tax cost                  $ 297,231,631
                                                     =============

             Gross unrealized appreciation           $  41,647,624
             Gross unrealized depreciation              18,992,981
                                                     -------------
             Net unrealized appreciation             $  22,654,643
                                                     =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 2004, the Fund's projected benefit obligations were increased by $4,179 and payments of $2,663 were made to retired trustees, resulting in an accumulated liability of $18,928 as of June 30, 2004.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                  31 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED JUNE 30, 2004         YEAR ENDED JUNE 30, 2003
                                  SHARES          AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------
CLASS A
Sold                           9,143,688   $  167,740,128     12,695,881   $  162,153,290
Dividends and/or
distributions reinvested         496,368        9,778,451         97,913        1,224,902
Redeemed                      (6,913,367)    (122,695,714)   (12,093,039)    (152,183,449)
                              ------------------------------------------------------------
Net increase                   2,726,689   $   54,822,865        700,755   $   11,194,743
                              ============================================================

------------------------------------------------------------------------------------------
CLASS B
Sold                           1,951,802   $   35,619,578      2,918,264   $   37,034,790
Dividends and/or
distributions reinvested         154,954        2,990,617         12,921          158,928
Redeemed                      (1,746,193)     (31,062,583)    (2,655,129)     (32,748,987)
                              ------------------------------------------------------------
Net increase                     360,563   $    7,547,612        276,056   $    4,444,731
                              ============================================================

------------------------------------------------------------------------------------------
CLASS C
Sold                           2,881,536   $   51,615,696      2,514,063   $   32,027,347
Dividends and/or
distributions reinvested          99,688        1,922,988          7,322           90,069
Redeemed                      (1,996,342)     (36,421,277)    (1,940,814)     (24,126,870)
                              ------------------------------------------------------------
Net increase                     984,882   $   17,117,407        580,571   $    7,990,546
                              ============================================================

------------------------------------------------------------------------------------------
CLASS N
Sold                             232,615   $    4,367,770        225,369   $    2,872,002
Dividends and/or
distributions reinvested           9,048          176,533            615            7,642
Redeemed                        (118,946)      (2,151,806)      (132,004)      (1,664,161)
                              ------------------------------------------------------------
Net increase                     122,717   $    2,392,497         93,980   $    1,215,483
                              ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2004, were $367,445,467 and $317,408,867, respectively.


                  32 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended June 30, 2004, the Fund paid $662,303 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2004 for Class B, Class C and Class N shares were $1,710,708, $783,572 and $55,094, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.


                  33 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                  RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------------------
June 30, 2004       $ 224,045        $ 76,794       $ 192,609        $ 69,590        $ 13,745

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended June 30, 2004, OFS waived $5,022, $995, $300 and $52 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

     The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

     As of June 30, 2004, the Fund had no outstanding foreign currency contracts.


                  34 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 2004 was as follows:

                                       CALL OPTIONS               PUT OPTIONS
                            ------------------------  ------------------------
                             NUMBER OF AMOUNT OF NUMBER OF AMOUNT OF CONTRACTS PREMIUMS CONTRACTS PREMIUMS
------------------------------------------------------------------------------
Options outstanding as of
June 30, 2003                      --   $        --       1,700   $    72,599
Options written                22,550     1,887,001      17,900     1,290,970
Options closed or expired      (3,350)     (160,192)     (3,600)     (159,025)
Options exercised              (1,800)     (170,542)         --            --
                            --------------------------------------------------
Options outstanding as of
June 30, 2004                  17,400   $ 1,556,267      16,000   $ 1,204,544
                            ==================================================


                  35 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of June 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2004 was $42,375, which represents 0.01% of the Fund's net assets.

--------------------------------------------------------------------------------
8. BORROWING AND LENDING ARRANGEMENTS

The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.

      The Fund had no interfund borrowings or loans outstanding during the year ended or at June 30, 2004.


                  36 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER GOLD & SPECIAL MINERALS
FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Gold & Special Minerals Fund, including the statement of investments, as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado

July 22, 2004


                  37 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends and distributions of $1.1974, $1.0809, $1.1068 and $1.1830 per share were paid to Class A, Class B, Class C and Class N shareholders, respectively, on December 11, 2003, of which $0.4456 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended June 30, 2004 which are not designated as capital gain distributions should be multiplied by 0.92% to arrive at the amount eligible for the corporate dividend-received deduction.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended June 30, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $2,305,640 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $149,953 of foreign income taxes paid by the Fund during the fiscal year ended June 30, 2004. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  38 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.


                  39 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE   OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
                               NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY
                               OVERSEEN BY TRUSTEE

INDEPENDENT                    THE ADDRESS OF EACH TRUSTEE AND INTERESTED
TRUSTEES                       TRUSTEE IN THE CHARTS BELOW IS 6803 S. TUCSON
                               WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE
                               SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER
                               RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,            Of Counsel (since June 1993) Hogan & Hartson (a
Chairman of the Board          law firm); a director (since 2002) of Danielson
of Trustees (since 2003);      Holding Corp. Formerly a director of Weyerhaeuser
Trustee (since 1993)           Corp. (1999-April 2004), Caterpillar, Inc.
Age: 73                        (1993-December 2002), ConAgra Foods (1993-2001),
                               Texas Instruments (1993-2001) and FMC Corporation
                               (1993-2001). Oversees 25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,               A trustee or director of other Oppenheimer funds.
Trustee (since 1993)           Oversees 35 portfolios in the OppenheimerFunds
Age: 71                        complex.

PHILLIP A. GRIFFITHS,          A director (since 1991) of the Institute for
Trustee (since 1999)           Advanced Study, Princeton, N.J., a director
Age: 65                        (since 2001) of GSI Lumonics, a trustee (since
                               1983) of Woodward Academy, a Senior Advisor
                               (since 2001) of The Andrew W. Mellon Foundation.
                               A member of: the National Academy of Sciences
                               (since 1979), American Academy of Arts and
                               Sciences (since 1995), American Philosophical
                               Society (since 1996) and Council on Foreign
                               Relations (since 2002). Formerly a director of
                               Bankers Trust New York Corporation (1994-1999).
                               Oversees 25 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                Director (since January 2002) Columbia Equity
Trustee (since 2002)           Financial Corp. (privately-held financial
Age: 52                        adviser); Managing Director (since January 2002)
                               Carmona Motley, Inc. (privately-held financial adviser). Formerly a Managing Director of Carmona
                               Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001). Oversees
                               25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,            A director (since February 1972) of Dominion
Trustee (since 1985)           Resources, Inc. (electric utility holding
Age: 77                        company); formerly a director of Prime Retail,
                               Inc. (real estate investment trust) and Dominion
                               Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American
                               Motorists Insurance Company and American
                               Manufacturers Mutual Insurance Company. Oversees
                               25 portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN,               President, Baruch College, CUNY; a director of
Trustee (since 1993)           RBAsset (real estate manager); a director of
Age: 74                        OffitBank; formerly Trustee, Financial Accounting
                               Foundation (FASB and GASB), Senior Fellow of
                               Jerome Levy Economics Institute, Bard College,
                               Chairman of Municipal Assistance Corporation for the City of New York, New York State Comptroller and Trustee of New York State and Local
                               Retirement Fund. Oversees 25 investment companies in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,      Chairman (since 1993) of The Directorship Search
Trustee (since 1989)           Group, Inc. (corporate governance consulting
Age: 72                        and executive recruiting); a Life Trustee of
                               International House (non-profit educational organization); a former trustee of The Historical
                               Society of the Town of Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.


                  40 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

DONALD W. SPIRO,               Chairman Emeritus (since January 1991) of the
Vice Chairman of the Board     Manager. Formerly a director (January 1969-August
of Trustees, Trustee           1999) of the Manager. Oversees 25 portfolios in
(since 1985)                   the OppenheimerFunds complex.
Age: 78

--------------------------------------------------------------------------------
INTERESTED TRUSTEE             THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS
AND OFFICER                    TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
                               NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN
                               INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH OR
                               REMOVAL.

JOHN V. MURPHY,                Chairman, Chief Executive Officer and director
President and Trustee          (since June 2001) and President (since September
(since 2001)                   2000) of the Manager; President and a director or
Age: 55                        trustee of other Oppenheimer funds; President and
                               a director (since July 2001) of Oppenheimer
                               Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of
                               OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Chairman and a director (since
                               July 2001) of Shareholder Services, Inc. and of
                               Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of OppenheimerFunds
                               Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                               Manager: OFI Institutional Asset Management,
                               Inc., Centennial Asset Management Corporation,
                               Trinity Investment Management Corporation and
                               Tremont Capital Management, Inc. (since November
                               2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July
                               2001); President (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                               Asset Management, Inc.; Executive Vice President
                               (since February 1997) of Massachusetts Mutual
                               Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB
                               Acquisition Corporation (a holding company that owns the shares of Babson Capital Management
                               LLC); a member of the Investment Company
                               Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006).
                               Formerly, Chief Operating Officer (September
                               2000-June 2001) of the Manager; President and trustee (November 1999-November 2001) of MML
                               Series Investment Fund and MassMutual
                               Institutional Funds (open-end investment companies); a director (September 1999-August
                               2000) of C.M. Life Insurance Company; President,
                               Chief Executive Officer and director (September
                               1999-August 2000) of MML Bay State Life Insurance
                               Company; a director (June 1989-June 1998) of
                               Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp).
                               Oversees 73 portfolios as Trustee/ Director and
                               10 portfolios as Officer in the OppenheimerFunds complex.

--------------------------------------------------------------------------------
OFFICERS THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. LI AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

SHANQUAN LI,                   Vice President of the Manager since November
Vice President and Portfolio   1998; an officer of 1 portfolio in the
Manager (since 1997)           OppenheimerFunds complex. Formerly Assistant Vice
Age: 49                        President of the Manager (January 1997 - November
                               1998).


                  41 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

TRUSTEES AND OFFICERS Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN W. WIXTED,               Senior Vice President and Treasurer (since March
Treasurer, Principal           1999) of the Manager; Treasurer of HarbourView
Financial                      Asset Management Corporation, Shareholder
and Accounting Officer         Financial Services, Inc., Shareholder Services,
(since 2003)                   Inc., Oppenheimer Real Asset Management
Age: 44                        Corporation, and Oppenheimer Partnership
                               Holdings, Inc. (since March 1999), of OFI Private
                               Investments, Inc. (since March 2000), of
                               OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc (since May 2000), of OFI
                               Institutional Asset Management, Inc. (since
                               November 2000), and of OppenheimerFunds Legacy
                               Program (a Colorado non-profit corporation)
                               (since June 2003); Treasurer and Chief Financial
                               Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                               Assistant Treasurer (since March 1999) of
                               Oppenheimer Acquisition Corp. Formerly Assistant
                               Treasurer of Centennial Asset Management
                               Corporation (March 1999-October 2003) and
                               OppenheimerFunds Legacy Program (April 2000-June
                               2003); Principal and Chief Operating Officer
                               (March 1995-March 1999) at Bankers Trust
                               Company-Mutual Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                Executive Vice President (since January 2004) and
Secretary (since 2001)         General Counsel (since February 2002) of the
Age: 56                        Manager; General Counsel and a director (since
                               November 2001) of the Distributor; General
                               Counsel (since November 2001) of Centennial Asset
                               Management Corporation; Senior Vice President and
                               General Counsel (since November 2001) of
                               HarbourView Asset Management Corporation;
                               Secretary and General Counsel (since November
                               2001) of Oppenheimer Acquisition Corp.; Assistant
                               Secretary and a director (since October 1997) of OppenheimerFunds International Ltd. and
                               OppenheimerFunds plc; Vice President and a director (since November 2001) of Oppenheimer
                               Partnership Holdings, Inc.; a director (since
                               November 2001) of Oppenheimer Real Asset
                               Management, Inc.; Senior Vice President, General
                               Counsel and a director (since November 2001) of Shareholder Financial Services, Inc., Shareholder
                               Services, Inc., OFI Private Investments, Inc. and
                               OFI Trust Company; Vice President (since November
                               2001) of OppenheimerFunds Legacy Program; Senior
                               Vice President and General Counsel (since
                               November 2001) of OFI Institutional Asset
                               Management, Inc.; a director (since June 2003) of
                               OppenheimerFunds (Asia) Limited. Formerly Senior
                               Vice President (May 1985-December 2003), Acting
                               General Counsel (November 2001-February 2002) and
                               Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November
                               2001), Shareholder Financial Services, Inc.
                               (November 1989-November 2001); and
                               OppenheimerFunds International Ltd. (October
                               1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,              Senior Vice President and Chief Compliance
Vice President (since 2004)    Officer (since March 2004) of the Manager; Vice
Age: 53                        President (since June 1983) of OppenheimerFunds
                               Distributor, Inc., Centennial Asset Management
                               Corporation and Shareholder Services, Inc.
                               Formerly (until February 2004) Vice President and
                               Director of Internal Audit of OppenheimerFunds,
                               Inc. An officer of 83 portfolios in the
                               OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                  42 | OPPENHEIMER GOLD & SPECIAL MINERALS FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $20,000 in fiscal 2004 and $15,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $27,733 in fiscal 2004 and $0 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $0 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2004 and $48 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $33,733 in fiscal 2004 and $48 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Board is responsible for approving nominees for election as trustees. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested trustees as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Trustees of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at www.oppenheimerfunds.com.

Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Trustees of the named Registrant, c/o the Secretary of the Registrant.

The Committee's process for identifying and evaluating nominees for trustees includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

 ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of June 30, 2004,
              registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

         (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

         (B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)